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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 29, 2001
                                                 -----------------



                          The Williams Companies, Inc.
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             (Exact name of registrant as specified in its charter)



                Delaware               1-4174              73-0569878
             (State or other        (Commission         (I.R.S. Employer
             jurisdiction of        File Number)       Identification No.)
                                   incorporation)



One Williams Center, Tulsa, Oklahoma                                  74172
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(Address of principal executive offices)                           (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

         The Williams Companies, Inc., (the "Company") announced that it expects to report a loss in 2000 from discontinued operations of from 76 to 86 cents per share related to an agreement to sell the Solutions unit of Williams Communications Group, Inc.

Item 7.    Financial Statements and Exhibits.

           The Company files the following exhibit as part of this report:

           Exhibit 99. Copy of the Company's press release, dated January 29, 2001, publicly announcing the information reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         THE WILLIAMS COMPANIES, INC.




Date: January 31, 2001                   /s/ Shawna L. Gehres
                                         ---------------------------------------
                                         Name:  Shawna L. Gehres
                                         Title: Corporate Secretary


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  99           Copy of the Company's press release, dated January 29, 2001, publicly announcing the information reported herein.